                                          UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, D.C. 20549

                                            FORM 8-K

                         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                             OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest event reported):
                                         March 25, 2004

                                     COGENTRIX ENERGY, INC.
                     (Exact name of registrant as specified in its charter)

                                            33-74254
                                    (Commission File Number)

                        NORTH CAROLINA                                      56-1853081
          (State or other jurisdiction of incorporation)         (I.R.S. Employer Identification No.)

                                    9405 Arrowpoint Boulevard
                              Charlotte, North Carolina 28273-8110
                      (Address of principal executive offices and zip code)

                                         (704) 525-3800
                      (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

               Cogentrix Energy, Inc. (the "Company") has finished its review of the accounting treatment for two long-term power contracts as described in the Form 8-K filed on March 11, 2004 and has concluded that it will restate its previously issued financial statements to reflect straight-line revenue recognition for these contracts. In connection with the restatement, the Company has asked its new independent auditor, PricewaterhouseCoopers LLP, to conduct a re-audit of its 2001 and 2002 financial statements. For that reason, the filing of the Company's Annual Report on Form 10-K for the fiscal year ended 2003 will be delayed and the Company's Quarterly Reports on Form 10-Q for the first two quarters of 2004 may also be delayed.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     COGENTRIX ENERGY, INC.

                                     By: /s/  Robert S. Mancini
                                        ------------------------------------
Date: March 25, 2004                 Name:  Robert S. Mancini
                                     Title: Co-President and Chief Commercial
                                            Officer